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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                       TO

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 26, 2001
                 (Date of earliest event reported: May 23, 2000)

                                 UDATE.COM, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           California                                                         33-0835561
(State or Other Jurisdiction of         001-15385                (I.R.S. Employer Identification
 Incorporation or Organization)     Commission File Number                   No.)

               New Enterprise House, St. Helens
               Street, Derby England                             DE1 3GY

               (Address of Principal Executive
               Offices)                                          (Zip Code)
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      Registrant's Telephone Number, Including Area Code: (877) 802-7243

                           ANTHEM RECORDING WEST, INC.
        11423 West San Bernardo Court, San Diego, California 92127
        (Former Name or Former Address, if Changed Since Last report)

                                EXPLANATORY NOTE

                The undersigned Registrant hereby amends Items 4 and 7(c) of its Current Report on Form 8-K filed with the Securities and Exchange
        Commission on June 9, 2000, as amended by its Form 8-K/A filed with the Securities and Exchange Commission on August 14, 2000, each of said
        Items to read in its entirety as follows:





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        ITEM 4. Changes in Registrant's Certifying Accountant.

On or before June 21, 2000, Merdinger, Fruchter Rosen and Corso, P.C. ("MFR&C") ceased to be the Registrant's principal independent accountant. No formal action by the Registrant dismissing MFR&C or by MFR&C resigning or declining to stand for re-election was taken; the Registrant did, however, appoint KPMG Audit Plc.
("KPMG") as its principal independent accountant on that date. MFR&C's report on the Registrant's balance sheet as of December 31, 1999 and the related statement of operations, stockholders' equity and cash flows for the period January 4, 1999 (inception) to December 31, 1999, dated February 5, 2000 was modified as to the uncertainty of the Registrant's ability to continue as a going concern.
Since the Registrants's inception:

        - none of MFR&C's reports on the Registrant's financial statements contained an adverse opinion or disclaimer of opinion, or was modified as to audit scope, or accounting principles; and

        - there have been no disagreements with MFR&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MFR&C's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

On September 5, 2000, uDate.com, Ltd. ("Limited"), a company organized under the laws of England and Wales and a subsidiary of the Registrant, dismissed Smith
Cooper, its independent accountant. Since Limited's inception:

        - none of Smith Cooper's reports on Limited's financial statements contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles; and

        - there have been no disagreements with Smith Cooper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Smith Cooper's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

On June 21, 2000, the Registrant's Board of Directors appointed KPMG as the principal accountant to audit the Registrant and its subsidiaries, effective upon, and subject to, that firm's approval of the engagement. On July 27, 2000, KPMG was formally engaged as the Registrant's principal independent accountant and on September 5, 2000, KPMG was formally engaged as Limited's independent accountant. Prior to KPMG's appointment as the principal independent accountant for the Registrant and its subsidiaries, none of the Registrant, Limited or anyone acting on their behalf consulted KPMG on any matter concerning the application of accounting principles to a specific completed or contemplated transaction involving the Registrant or Limited, or the type of audit opinion that might be rendered on the Registrant's or Limited's financial statements.



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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

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
Exhibit No.
2.1                  Share Exchange Agreement, dated as of May 23, 2000, by and among the
                     Registrant, Internet Investments Inc., uDate.com, Ltd. and the selling shareholders named therein*

3.1                  Certificate of Amendment of Articles of Incorporation**

10.1                 Subscription Agreement dated as of May 2000 by and between the Registrant and Innovative Finance Limited*

10.2                 Registrant's 2000 Stock Incentive Plan and form of Stock Option Agreement*

10.3                 Melvyn Morris Stock Option Agreement dated as of May 10, 2000*

10.4                 Howard Thacker Stock Option Agreement dated as of May 10, 2000*

10.5                 Notice of Non-Qualified Stock Option Award and Non-Qualified Stock Option
                     Award Agreement between the Registrant and Geoffrey Shingles dated June
                     21, 2000**

10.6                 Notice of Non-Qualified Stock Option Award and Non-Qualified Stock Option
                     Award Agreement between the Registrant and Interregnum Venture Marketing
                     Ltd. dated June 21, 2000**

16.1                 Smith Cooper Letter, dated March 26, 2001, regarding change in certifying accountant

23.1                 Consent of Smith Cooper, Independent Auditors**

99.1                 Press Release announcing the completion of the Share Exchange Transaction*

99.2                 Financial Statements of uDate.com, Ltd.**

99.3                 Unaudited Pro Forma Condensed Combined Financial Information**
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* Previously filed with this Current Report on Form 8-K as filed with the
Securities and Exchange Commission on June 9, 2000.

** Previously filed with Amendment No. 1 to this Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on August 14, 2000.